OPPENHEIMER HIGH YIELD FUND
                  Supplement dated May 18, 1999 to the
                    Prospectus dated October 27, 1998

The Prospectus is changed as follows:

1. The Supplement to the Prospectus dated February 1, 1999 is replaced by this Supplement.

2. The third sentence of the paragraph entitled "Who Manages the Fund?" in the section entitled "A Brief Overview of the Fund" on page 6 is modified to read as follows: "The Fund's portfolio managers are David Negri and Thomas Reedy."

3. The paragraph entitled "Portfolio Manager" in the section entitled "How the Fund is Managed" on page 22 is modified to read as follows:

          The Portfolio Managers of the Fund are David Negri and Thomas Reedy. They are the persons principally responsible for the day-to-day management of the Fund's investments, and each is a Vice President of the Fund. Mr. Negri is a Senior Vice President of the Manager. Mr. Reedy is a Vice President of the Manager. Mr. Negri and Mr. Reedy have been portfolio managers of the Fund since October 1998.
          Each is an officer and portfolio manager of other Oppenheimer funds and have been with the Manager for more than five years.

4. The following is added after the fourth sub-paragraph of the first paragraph under the section titled "Class A Contingent Deferred Sales Charge" on page 33:

|_| Purchases by a qualified retirement plan whose recordkeeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

5. The following is added after the second sentence of the second paragraph under the section titled "Class A Contingent Deferred Sales Charge" on page 33: "However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year."

6. The following is added after the tenth sub-paragraph of the second paragraph under the section titled "Waivers of Class A Sales Charges" on page 35:

|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.
|_| Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

7. The fourth sub-paragraph of the third paragraph under the section titled "Waivers of Class A Sales Charges" on page 35 is revised to read as follows:

|_|   Shares purchased through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

8. The first sub-paragraph of the fourth paragraph under the section titled "Waivers of Class A Sales Charges" on page 35 is revised to read as follows:

|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.

9. The second paragraph under the section titled "Waivers of Class B and Class C Sales Charges" on page 41 is deleted and replaced with the following:

      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

|_|   Shares  redeemed  involuntarily,  as  described in  "Shareholder  Account
        Rules and Policies," in the Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

     (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.1 (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) On account of the participant's separation from service. (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. (11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. (12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered. (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).


--------------------
1 This provision does not apply to IRAs.
2 This provision does not apply to loans from 403(b)(7)  custodial plans.
3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.




May 18, 1999                                                     PS0280.018